Exhibit 10.3

2014 Equity Incentive Plan

The 2014 Equity Incentive Plan provides for the issuance of equity incentive awards in the form of (i) non-qualified stock options; and (ii) time-based restricted stock units.

Executive Officer	Time-Based Restricted Stock Units (# shares)	Non-Qualified Stock Options (# shares)
Douglas Bryant President and Chief Executive Officer	4,243	93,021
Robert Bujarski Senior Vice President, Business Development and General Counsel	1,305	28,621
Mark Smits Senior Vice President, Commercial Operations, North America	1,523	33,392
Timothy Stenzel Chief Scientific Officer	725	15,901
Randall Steward Chief Financial Officer	1,741	38,162
John Tamerius Senior Vice President, Clinical and Regulatory Affairs	961	21,068

The vesting period for the non-qualified stock options and restricted stock units is over four years with the first 50% of such equity awards vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually on each of the following two anniversaries thereafter.